SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)  AUGUST 28, 1996
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                      MAGICWORKS ENTERTAINMENT INCORPORATED
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        2-96614-D                                     87-0425513
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(Commission File Number)                   (IRS Employer Identification No.)


                    930 WASHINGTON AVENUE, 5TH FLOOR
                          MIAMI BEACH, FLORIDA                        33139
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                (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code      (305) 532-1566
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          (Former name or former address, if changed since last report)

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On August 28, 1996, Magicworks Entertainment Incorporated, a Delaware corporation (the "Registrant"), acquired all of the outstanding capital stock of Movietime Entertainment, Inc., a Florida corporation ("Movietime"), pursuant to the merger (the "Merger") of MT Acquisition Sub Inc. ("MT Sub"), a newly-formed, wholly-owned subsidiary of the Registrant, with and into Movietime. The Merger was consummated pursuant to that certain Agreement and Plan of Merger dated August 28, 1996 (the "Movietime Agreement") among the Registrant, MT Sub, Movietime and all of the stockholders of Movietime (the "Movietime Stockholders") a copy of which is being filed as Exhibit 2.1 hereto. Movietime was the surviving corporation in the Merger. Pursuant to the Merger, each share of Movietime common stock, par value $1.00 per share, was converted into the right to receive 2,962.96 shares of common stock, $.001 par value ("Common Stock"), of the Registrant rounded to the nearest whole number, resulting in the issuance of 1,199,999 shares of Common Stock to the Movietime Stockholders. As a result of the Merger, Movietime became a wholly-owned subsidiary of the Registrant. The number of shares of Common Stock issued by the Registrant to the Movietime Stockholders in the Merger was determined by negotiation among the Company, the Company's financial advisor, Movietime and the Movietime Stockholders. Brad Krassner, Lee Marshall and Joe Marsh, the Co-Chairman of the Board and Chief Executive Officer, President and Chief Operating Officer and Co-Chairman of the Board of the Registrant, respectively, and Glenn Bechdel, a principal stockholder of the Registrant, owned an aggregate of approximately 44.4% of the common stock of Movietime outstanding immediately prior to the Merger.


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


        ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                      EXHIBITS

       (a)   Financial statements

             It is currently impracticable to provide the financial statements required pursuant to Rule 3.05(b) of Regulation S-X prior to the due date of this Report. This Report will be amended within 60 days of the date this Report is filed to include such financial statements.

       (b)   Pro forma financial information

             It is currently impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X prior to the due date of this Report. This Report will be amended within 60 days of the date this Report is filed to include such pro forma financial information.

       (c)   Exhibits.

       2.1 Agreement and Plan of Merger, dated as of August 28, 1996, by and among the Registrant, MT Sub, Movietime and the Movietime Stockholders

       2.2 Plan and Articles of Merger of MT Sub, a Florida corporation, with and into Movietime, as filed with the Secretary of State of the State of Florida



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


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MAGICWORKS ENTERTAINMENT
                                          INCORPORATED


Dated: September 12, 1996                 By:/S/ BRAD KRASSNER
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                                             Brad Krassner, Co-Chairman of the
                                             Board of Directors and Chief
                                             Executive Officer